T. Rowe Price Moderate Allocation Portfolio

Supplement to Prospectus Dated May 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as Cochairman of the fund’s Investment Advisory Committee. Mr. Thompson originally joined the Firm in 1993 and returned in 2010. His investment experience dates from 1993. For the past five years, Mr. Thompson has served as a portfolio manager within the Firm’s multi-asset division.

The date of this supplement is February 20, 2020.

E304-041 2/20/20